Exhibit 10.49

Pursuant to 17 C.F.R §240.24b-2, confidential information (indicated as [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

THIRD AMENDMENT

TO

WHOLESALE PRODUCT PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO WHOLESALE PRODUCT PURCHASE AGREEMENT (this “Third Amendment”) is made as if March 1, 2019 (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746, (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS, the Parties entered into that certain Wholesale Product Purchase Agreement (as amended, the “Agreement”), dated as of January 1, 2018; and

WHEREAS, the Parties desire to amend the Agreement as provided herein, with effect from the Amendment Effective Date.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                      The following is hereby added to the Agreement as a new Section 2.7, “Purchase Discount”:

UT is offering a one-year, [***]% discount (the “Purchase Discount”) against the Product Price for the Products listed on the table below, calculated by multiplying [***]% times the Product Price in effect as of the date Distributor submits the applicable purchase order to UT. UT shall reflect the Purchase Discount on its invoices. The Purchase Discount shall be for a limited time only, applicable to purchase orders submitted during the one-year period commencing on March 1, 2019. For the avoidance of doubt, the Purchase Discount only applies to Remodulin® (treprostinil) Injection (as specified below), and not to any other Product sold by UT to Distributor:

UT Product Name	NDC	Strength
Remodulin® 1mg	66302-0101-01	1mg/20ml
Remodulin® 2.5mg	66302-0102-01	2.5mg/20ml
Remodulin® 5 mg	66302-0105-01	5mg/20ml
Remodulin® 10 mg	66302-0110-01	10mg/20ml

2.                                      Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned, duly authorized, has executed this Third Amendment, effective as of the Amendment Effective Date.

PRIORITY HEALTHCARE DISTRIBUTION, INC.		UNITED THERAPEUTICS CORPORATION

By:	/s/ Linda O’Neal	By:	/s/ Kevin Gray
Print Name:	Linda O’Neal	Print Name:	Kevin Gray
Title:	VP, Operations & Technology	Title:	SVP, Strategic Operations

Date:	2.20.19	Date:	2/21/2019